Exhibit 99.1

Neos Therapeutics Announces FDA Approval of

Cotempla XR-ODT™ (methylphenidate) Extended-Release Orally Disintegrating Tablets for the Treatment of ADHD in Patients 6 to 17 Years Old

First approved methylphenidate extended-release orally disintegrating tablet for the treatment of ADHD

Dallas/Fort Worth, Texas, June 19, 2017 —  Neos Therapeutics, Inc. (Nasdaq: NEOS), a pharmaceutical company focused on developing, manufacturing and commercializing innovative extended-release (XR) products using its proprietary modified-release drug delivery and orally disintegrating tablet (ODT) technologies, today announced that the U.S. Food and Drug Administration (FDA) approved Cotempla XR-ODT, the first and only methylphenidate extended-release orally disintegrating tablet for the treatment of attention-deficit/hyperactivity disorder (ADHD) in patients 6 to 17 years old.

“We are excited about the FDA approval of Cotempla XR-ODT, which offers patients and caregivers a new treatment option to manage the symptoms commonly associated with ADHD,” said Vipin K. Garg, Ph.D., President and CEO of Neos Therapeutics. “With this approval, Neos will be the only company to have both a branded methylphenidate and a branded amphetamine product available in an extended-release orally disintegrating tablet dosage form. We look forward to having Cotempla XR-ODT join our Adzenys XR-ODT® (amphetamine) extended-release orally disintegrating tablets on the market this fall.”

The approval of Cotempla XR-ODT was supported by a Phase 3 clinical trial in children in a laboratory classroom setting. Treatment with Cotempla XR-ODT showed a statistically significant improvement in ADHD symptom control compared to placebo across the classroom day (placebo-subtracted difference of -11 [95% CI -13.9, -8.2]). Onset of effect was evident at one hour postdose and lasted through 12 hours. No serious adverse events were reported during the trial, and the adverse event profile was consistent with the established safety profile for other extended-release methylphenidate products.(i) In addition, data from bioequivalence and pharmacokinetic studies in children with ADHD was also submitted.(ii)

Cotempla XR-ODT and Adzenys XR-ODT are Schedule II controlled substances. CNS stimulants (amphetamines and methylphenidate-containing products) have a high potential for abuse and dependence. Physicians should assess the risk of abuse prior to prescribing and monitor for signs of abuse and dependence.

“Cotempla XR-ODT offers a new methylphenidate option in ADHD management because it dissolves in the mouth with no need for chewing or drinking water. It has a clinical profile consistent with commonly prescribed methylphenidate ADHD treatments, which are generally available as capsules that must be swallowed whole,” said Ann Childress, M.D., President of the Center for Psychiatry and Behavioral Medicine, Las Vegas, NV. “Cotempla XR-ODT will offer physicians and their patients a differentiated treatment option that combines the convenience of once-daily dosing with an orally disintegrating methylphenidate dosage form.”

Cotempla XR-ODT will be commercially available in a portable, child-resistant blister pack in the fall of 2017.

IMPORTANT SAFETY INFORMATION

Cotempla XR-ODT is a federally controlled substance (CII) because it can be abused or lead to dependence. Keep Cotempla XR-ODT in a safe place to protect it from theft. Selling or giving away your Cotempla XR-ODT may cause death or harm to others and is against the law.

Who should not take Cotempla XR-ODT?

Do not give Cotempla XR-ODT to your child if they are:

•                  allergic to methylphenidate or any ingredients in Cotempla XR-ODT.

•                  taking or has taken an anti-depression medicine called monoamine oxidase inhibitor (MAOI) within the past 14 days.

What is the most important information I should know about Cotempla XR-ODT?

Cotempla XR-ODT can cause serious side effects. Tell your healthcare provider about health conditions, including if your child:

•                  has ever abused or been dependent on alcohol, prescription medicines, or street drugs. Cotempla XR-ODT has a high chance for abuse and can cause physical and psychological dependence.

•                  has any heart problems, heart defects, high blood pressure, or a family history of these problems. This is important because sudden death has occurred in people with heart problems or defects. Increased blood pressure and heart rate have been reported. Your healthcare provider should check for heart problems prior to prescribing Cotempla XR-ODT and will check your child’s blood pressure and heart rate regularly during treatment. Call the healthcare provider or go to the nearest hospital emergency room right away if your child has any signs of heart problems such as chest pain, shortness of breath, or fainting during treatment.

•                  has mental problems, or a family history of suicide, bipolar illness, or depression. This is important because the following could occur: new or worse behavior and thought problems, new or worse bipolar illness, new psychotic symptoms (hearing voices, or seeing or believing things that are not real) or new manic symptoms. Call your healthcare provider right away if there are any new or worsening mental symptoms or problems during treatment.

•                  develops painful and prolonged erections (priapism). Priapism has happened in males who take products that contain methylphenidate. Get medical help right away if your child develops priapism.

•                  has circulation problems in fingers and toes (peripheral vasculopathy, including Raynaud’s phenomenon). Fingers or toes may feel numb, cool, painful, and/or change color from pale, to blue, to red. Tell your healthcare provider if your child has numbness, pain, skin color change, or sensitivity to temperature in their fingers or toes. Call the healthcare provider right away if any signs of unexplained wounds appear on fingers or toes while taking Cotempla XR-ODT.

•                  is having slowing of growth (height and weight). Your child should have his or her height and weight checked often while taking Cotempla XR-ODT. Treatment may be stopped if your child is not gaining weight or height.

•                  is pregnant or plans to become pregnant. It is not known if Cotempla XR-ODT will harm the unborn baby. If your child becomes pregnant during treatment with Cotempla XR-ODT, talk to your healthcare provider about registering with the National Pregnancy Registry for Psychostimulants.

•                  is breastfeeding, or plans to breastfeed. You and your healthcare provider should decide if your child will take Cotempla XR-ODT or breastfeed.

•                  takes any medicines, including prescription and over-the-counter medicines (especially for depression, including MAOIs), vitamins, and herbal supplements. Cotempla XR-ODT and some medicines may interact with each other and cause serious side effects, or sometimes the dose of the other medicine will need to be adjusted.

Do not start any new medicine while taking Cotempla XR-ODT without talking to your healthcare provider first.

What should I avoid during treatment with Cotempla XR-ODT?

•                  You should avoid drinking alcohol during treatment with Cotempla XR-ODT.

Common side effects of Cotempla XR-ODT include:

Decreased appetite, trouble sleeping, nausea, vomiting, indigestion, stomach pain, weight loss, anxiety, dizziness, irritability, mood swings, increased heart rate, and increased blood pressure.

These are not all the possible side effects of Cotempla XR-ODT. Call your healthcare provider for medical advice about side effects.

What is Cotempla XR-ODT?

Cotempla XR-ODT is a central nervous system (CNS) stimulant prescription medicine used for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in children 6 to 17 years of age. COTEMPLA XR-ODT is a federally controlled substance (CII) because it contains methylphenidate that can be a target for people who abuse prescription medicines or street drugs.  Keep Cotempla XR-ODT in a safe place to protect it from theft. Selling or giving away your Cotempla XR-ODT may cause death or harm to others and is against the law.

For additional safety information, click here for Full Prescribing Information and Medication Guide and discuss with your healthcare provider

About ADHD

According to the Centers for Disease Control and Prevention, ADHD is one of the most common neurodevelopment disorders of childhood and can continue through adolescence and adulthood.(iii) In fact, ADHD is estimated to affect 5 percent of children and 2.5 percent of adults in the U.S.(iv) Symptoms include inattentiveness, hyperactivity and impulsiveness. These patterns of behavior are seen in many settings (school, home, work) and can impact performance and relationships.

Stimulant medications such as amphetamine and methylphenidate are first-line pharmacological therapies for ADHD, and extended-release formulations of these medications allow for once-daily dosing.(v) Most of the existing treatment options are tablets or capsules, which need to be swallowed intact or in some cases sprinkled on certain foods or fluids and ingested immediately. Orally disintegrating tablets differ from traditional tablets and capsules in that they are designed to disintegrate in the mouth, rather than being swallowed whole.

About Neos Therapeutics

Neos Therapeutics, Inc. is a pharmaceutical company focused on developing, manufacturing and commercializing products utilizing its proprietary modified-release drug delivery technology platforms. Adzenys XR-ODT (amphetamine) extended-release orally disintegrating tablets and Cotempla XR-ODT (methylphenidate) extended-release orally disintegrating tablets, both for the treatment of ADHD, are the first two approved products using the Company’s extended-release (XR) orally disintegrating tablet (ODT) technology platform. Neos, which is initially focusing on the treatment of ADHD, has submitted a New Drug Application to the U.S. Food and Drug Administration for one other branded product candidate that is an XR medication in an oral suspension dosage form. In addition, Neos manufactures and markets its generic version of the branded product Tussionex®(vi), an XR oral suspension of hydrocodone and chlorpheniramine (see Full Prescribing Information, including Boxed WARNING).

About Adzenys XR-ODT

Adzenys XR-ODT (amphetamine) extended-release orally disintegrating tablet is a prescription medicine used for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in patients 6 years and above.

Adzenys XR-ODT is a federally controlled substance (CII) because it can be abused or lead to dependence. Keep Adzenys XR-ODT in a safe place to prevent misuse and abuse. Selling or giving away Adzenys XR-ODT may harm others and is against the law.

Tell your doctor if you or your child has ever abused or been dependent on alcohol, prescription medicines, or street drugs.

Who should not take Adzenys XR-ODT?

Do not take Adzenys XR-ODT if you or your child is:

•                  allergic to amphetamine or any ingredients in Adzenys XR-ODT.

•                  taking or has taken an anti-depression medicine called monoamine oxidase inhibitor (MAOI) within the past 14 days.

Adzenys XR-ODT is a stimulant medicine. Tell your doctor about health conditions, including if:

•                  you or your child has any heart problems, heart defects, high blood pressure, or a family history of these problems. This is important because sudden death has occurred in people with heart problems or defects, and sudden death, stroke and heart attack have happened in adults. Your doctor should check for heart problems prior to prescribing Adzenys XR-ODT and will check you or your child’s blood pressure and heart rate during treatment. Call the doctor right away if you or your child has any signs of heart problems such as chest pain, shortness of breath, or fainting while taking Adzenys XR-ODT.

•                  you or your child has mental problems, or a family history of suicide, bipolar illness, or depression. This is important because the following could occur: new or worse behavior and thought problems, new or worse bipolar illness, new psychotic symptoms (hearing voices, believing things that are not true, are suspicious) or new manic symptoms. Call the doctor right away if there are any new or worsening mental symptoms during treatment.

•                  you or your child has circulation problems in fingers and toes (peripheral vasculopathy, including Raynaud’s phenomenon). Fingers or toes may feel numb, cool, painful, sensitive to temperature and/or change color from pale, to blue, to red. Call the doctor right away if any signs of unexplained wounds appear on fingers or toes while taking Adzenys XR-ODT.

•                  your child is having slowing of growth (height and weight). Your child should have his or her height and weight checked often while taking Adzenys XR-ODT. The doctor may stop treatment if a problem is found during these check-ups.

•                  you or your child has kidney problems. Your doctor may lower the dose.

•                  you or your child is, or plans to become pregnant.

•                  you or your child is breastfeeding, or plans to breastfeed. You should not breastfeed while taking Adzenys XR-ODT.

•                  you or your child takes any medicines, including prescription and over-the-counter medicines, vitamins, and herbal supplements. Adzenys XR-ODT and some medicines may interact with each other and cause serious side effects.

Do not start any new medicine while taking Adzenys XR-ODT without talking to your doctor first.

What should I avoid while taking Adzenys XR-ODT?

•                  drinking alcohol

Common side effects of Adzenys XR-ODT include:

•                  Decreased appetite and problems sleeping.

•                  Children 6 - 12 Years also include: Stomach pain, extreme mood change, vomiting, nervousness, nausea, and fever.

•                  Children 13 - 17 Years also include: Stomach pain and weight loss.

•                  Adults also include: Dry mouth, headache, weight loss, nausea, anxiety, restlessness, dizziness, fast heart beat, diarrhea, weakness, and urinary tract infections.

These are not all the possible side effects of Adzenys XR-ODT. Call your doctor for medical advice about side effects.

What is Adzenys XR-ODT?

Adzenys XR-ODT is a prescription medicine used for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in patients 6 years and above.

For additional safety information, click here for Full Prescribing Information and Medication Guide and discuss with your doctor.

You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch, or call 1-800-FDA-1088.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the commercialization of Adzenys XR-ODT and Cotempla XR-ODT, the regulatory submissions, including PDUFA review periods and approvals, marketing plans and timing and the therapeutic potential of NT-0201. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements reflect our current views about our expectations, strategy, plans, prospects or intentions, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, our ability to successfully obtain regulatory approval of our NT-0201 product candidate, the timing of such approval, our ability to market and sell our product candidates and other risks set forth under the caption “Risk Factors” in our most recently filed Annual Report on Form 10-K as updated by our subsequently filed other SEC filings, including our Quarterly Report(s) on Form 10-Q. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

CONTACTS:

Thomas P. McDonnell

Chief Commercial Officer

Neos Therapeutics

(484) 477-6729

tmcdonnell@neostx.com

Richard I. Eisenstadt

Chief Financial Officer

Neos Therapeutics

(972) 408-1389

reisenstadt@neostx.com

Sarah McCabe

Investor Relations

Stern Investor Relations, Inc.

(212) 362-1200

sarah@sternir.com

Cotempla XR-ODT™ and Adzenys XR-ODT® are trademarks of NEOS Therapeutics, Inc. ©2017 NEOS Therapeutics, Inc. All rights reserved.

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(i) Childress AC, Kollins SH, Cutler AJ, Marraffino A, Sikes CR. Efficacy, safety, and tolerability of an extended-release orally disintegrating methylphenidate tablet in children 6-12 years of age with attention-deficit/hyperactivity disorder in the laboratory classroom setting. J Child Adolesc Psychopharmacol; May 2016, ahead of print. doi:10.1089/cap.2016.0002.

(ii) Childress A, Newcorn J, Stark JG, McMahen R, Tengler M, Sikes C. (2016). A single-dose, single-period pharmacokinetic assessment of an extended-release orally disintegrating tablet of methylphenidate in children and adolescents with attention-deficit/hyperactivity disorder. J Child Adolesc Psychopharmacol; 26(6):505-12.

(iii) Centers for Disease Control. Attention-Deficit/Hyperactivity Disorder (ADHD). Available at http://www.cdc.gov/ncbddd/adhd/facts.html. Accessed June 8, 2017.

(iv) American Psychiatric Association. (2013) Diagnostic and Statistical Manual of Mental Disorders, Fifth Edition, Arlington, VA.

(v) Chew RH, Hales RE, Yudofsky SC: What Your Patients Need to Know About Psychiatric Medications, Second Edition. Washington, DC, American Psychiatric Publishing, 2009.

(vi) Tussionex® is a registered trademark of the UCB Group of Companies.